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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of Report (Date of Earliest Event Reported) March 13, 2000
                                                          --------------

                         NORTH FORK BANCORPORATION, INC.

--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-10458                36-3154608
-----------------------------  --------------------------- ---------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                 275 Broad Hollow Road Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (516) 844-1004
                                                            --------------





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ITEM 5.  OTHER EVENTS.

North Fork Bancorporation, Inc., a Delaware corporation ("North Fork"), announced on March 13, 2000 that ISS, Institutional Shareholder Services, has re-issued a research report on the proposed merger of Dime Bancorp, Inc. ("Dime") and Hudson United Bancorp recommending that Dime shareholders vote against the merger in light of North Fork's superior offer to acquire Dime.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release issued by North Fork Bancorporation, Inc. on March 13, 2000.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 13, 2000

                                      NORTH FORK BANCORPORATION, INC.

                                      By: /s/ Daniel M. Healy
                                          --------------------------------------
                                          Name:     Daniel M. Healy
                                          Title:    Executive Vice President
                                                    and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------


99.1     Press Release issued by North Fork Bancorporation, Inc. on March 13,
         2000.